UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 4, 2008

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 – 30733	41-1978822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

10700 Bren Road West
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 930-6000
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Chief Executive Officer
Martin J. Emerson, President and Chief Executive Officer and a Director of American Medical Systems Holdings, Inc. resigned his positions with the Company, effective January 4, 2008.
Appointment of Chief Executive Officer
The Company’s Board of Directors appointed Ross A. Longhini to the position of Chief Executive Officer, effective January 4, 2008, to serve on an interim basis while the Company conducts a search for a permanent Chief Executive Officer.
The press release, dated January 7, 2008, announcing Mr. Emerson’s resignation, and Mr. Longhini’s appointment has been filed as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 7, 2008 (filed herewith).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

Dated: January 7, 2008	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

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AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated January 7, 2008 (filed herewith).

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